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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                        SECOND AMENDMENT TO SERIES 2002-A
                   SUPPLEMENT TO THE MASTER LEASE RECEIVABLES
                         ASSET-BACKED FINANCING FACILITY
               AGREEMENT AND CONSENT TO ASSIGNMENT OF 2002-A NOTE

         SECOND AMENDMENT TO SERIES 2002-A SUPPLEMENT TO THE MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT AND CONSENT TO ASSIGNMENT OF 2002-A NOTE (this "Amendment"), made as of January 13, 2004, is entered into by and among MARLIN LEASING CORPORATION ("MLC"), individually, and as the Servicer, MARLIN LEASING RECEIVABLES CORP. II ("MLRC"), as the Obligors' Agent, MARLIN LEASING RECEIVABLES II LLC, as the Obligor, BANK ONE, NA ("Bank One"), as the successor Agent, and WELLS FARGO BANK MINNESOTA, N.A. ("Wells Fargo"), as the Trustee, and is consented to and acknowledged by MBIA INSURANCE CORPORATION ("MBIA"), as Series Support Provider, and ABN AMRO BANK, N.V. ("ABN AMRO"), as the retiring Agent. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Supplement (as defined below).

                                 R E C I T A L S

         WHEREAS, certain of the parties hereto and various financial institutions names therein, as the banks, have entered into that certain Note Purchase Agreement, dated as of April 1, 2002, as amended by that certain First Amendment to Note Purchase Agreement dated as of July 10, 2003 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the "Note Purchase Agreement"); and

         WHEREAS, MLC, in its capacity as the Servicer, MLRC, in its capacity as the Obligors' Agent, and Wells Fargo, in its capacities as Trustee and Back-Up Servicer, entered into that certain Master Lease Receivables Asset-Backed Facility Agreement, dated as of April 1, 2002 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the "Master Agreement"), which Master Agreement was amended and supplemented by the Series 2002-A Supplement to the Master Agreement dated as of April 1, 2002 among certain of the parties hereto, as amended by that certain First Amendment to the Series 2002-A Supplement to the Master Agreement dated as of July 10, 2003 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the "Supplement"); and

         WHEREAS, the parties hereto desire to amend the Supplement in certain respects as provided herein;

         NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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         SECTION 1. AMENDMENTS.

         (a) The Supplement and the Series 2002-A Related Documents are hereby amended by (i) deleting all references therein to "Amsterdam Funding Corporation" and replacing them "Falcon Asset Securitization Corporation", (ii) deleting all references therein to "ABN AMRO Bank N.V." and replacing them with "Bank One, NA", and (iii) deleting all references therein to "ABN AMRO" and replacing them with "Bank One".

         (b) The definition of "Cap Agreement" in Section 2.01 of the Supplement is hereby amended by adding the words "or Obligor" immediately after the first use of the word "Trustee" in such section.

         (c) The definition of "Fee Letter" in Section 2.01 of the Supplement is hereby amended and restated in its entirety as follows:

                  "Fee Letter" means that certain letter agreement dated as of January 13, 2004, by and among the Obligor, the Obligors' Agent and the Agent, as it may be amended or modified and in effect from time to time.

         (d) The definition of "Hedge Agreement" in Section 2.01 of the Supplement is hereby amended by adding the words "or Obligor" immediately after the word "Trustee" in such section.

         (e) The definition of "Hedge Counterparty" in Section 2.01 of the Supplement is hereby amended by deleting the words "National City" and replacing them with "Bank One, NA".

         (f) The definition of "Liquidity Agreement" in Section 2.01 of the Supplement is hereby amended and restated in its entirety as follows:

                  "Liquidity Agreement" shall mean the liquidity agreement dated as of January 13, 2004, among Falcon Asset Securitization Corporation, the liquidity banks named therein, and Bank One, as the liquidity agent, as amended from time to time.

         (g) The definition of "Liquidity Expiration Date" (as first set forth in the First Amendment to the Series 2002-A Supplement to the Master Agreement) is hereby amended and restated in its entirety as follows:

                  "Liquidity Expiration Date" shall mean January 11, 2005.

         (h) The definition of "Maximum Series Limit" in Section 2.01 of the Supplement is hereby amended and restated in its entirety as follows:

                  "Maximum Series Limit" means $75,000,000, or upon the prior written consent of the Series Support Provider and the Agent, $100,000,000.

         (i) The definitions of "Series 2002-A Base Insured Note Interest Rate" and "Series 2002-A Note Interest Rate" in Section 2.01 of the Supplement are hereby amended by deleting the existing clause (a) in each such definition and replacing it with the following:

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                  (a) to the extent that a Purchaser funds its investment in the
         Series 2002-A Notes for such Interest Period or portion thereof by issuing Commercial Paper, the sum of (i) the CP Margin, (ii) the weighted average of the rates at which Commercial Paper issued by such Purchaser to fund the purchase or maintenance of its investments in the Series 2002-A Notes during such Interest Period or portion thereof, plus (iii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Commercial Paper for such Interest Period or portion thereof, plus (iv) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by such Commercial Paper for such Interest Period or portion thereof; provided, however, for purposes of calculating such weighted average, (1) if any such rate is a discount rate, such discount rate shall be converted to an interest bearing equivalent rate per annum for a 360 day year, and (2) for clauses (iii) and (iv) above, such amounts shall be converted to an interest bearing equivalent rate per annum for a 360 day year.

         (j)      Clause (i) of the definition of "Termination Date" in Section
2.01 of the Supplement is hereby amended and restated as follows:

                  (i) April 8, 2006, or such later date as the parties (with the express written consent of the Agent and Series Support Provider) may hereafter agree in accordance with Section 4.01(i),

         (k) Section 3.04(c) of the Supplement is hereby amended by adding the following immediately after the first sentence of such section:

                  The Agent and the Series Support Provider shall be permitted to jointly conduct one of the three audits per year, and the Agent shall be entitled to receive copies of the other audits conducted by the Series Support Provider or its designee.

         (l)      Sections 3.08(a)(i), 3.08(a)(vi), 3.08(c), 3.08(d), and
3.08(e) of the Supplement are hereby amended by adding the words "or Obligor" immediately after each use of the word "Trustee" in such sections.

         (m) Section 3.08(a)(iv) of the Supplement is hereby amended by adding the words "and Obligor" immediately after the word "Trustee" in such section.

         (n) Section 7.01 of the Supplement is hereby amended by deleting the last sentence thereof and replacing it with the following:

                  All notices, demands and requests to the Agent pursuant to the Master Agreement or this Series 2002-A Supplement, in each case, be in writing and shall be deemed duly given if personally delivered at, mailed by overnight courier to, or sent by facsimile transmission to Bank One, NA (Main Office Chicago), Suite IL1-0079, 1 Bank One Plaza, Chicago, Illinois 60670, Fax 312.732.3600, or at such other address or facsimile number as shall be designated by the Agent in a written notice to each party hereto.

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         SECTION 2. SUPPLEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as
specifically amended hereby, all provisions of the Supplement shall remain in full force and effect. After this Amendment becomes effective, all references to "hereof," "herein," or words of similar effect referring to the Supplement shall be deemed to mean the Supplement as amended hereby. This Amendment shall not constitute a novation of the Supplement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Supplement, the Master Agreement or the Note Purchase Agreement other than as set forth herein.

         SECTION 3. REPRESENTATIONS. Each of the parties hereto represent and warrant as of the date of this Amendment as follows: (a) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized; (b) this Amendment has been duly executed and delivered by it; and
(c) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         SECTION 4. CONSENT TO ASSIGNMENT. Each party to this Amendment hereby consents to the assignment of the Series 2002-A Note by ABN AMRO Bank N.V. to Bank One, NA, as Agent for the Purchasers.

         SECTION 5. CONSENT TO SUCCESSOR AGENT. Pursuant to Section 8.07 of the Note Purchase Agreement (i) upon the direction of Falcon Asset Securitization Corporation as the Purchaser, ABN AMRO has resigned as Agent and (ii) Falcon Asset Securitization Corporation has appointed Bank One as Agent and Bank One has accepted such appointment. Each party to this Amendment hereby consents to the appointment of Bank One as the Agent.

         SECTION 6. WAIVER OF NOTICE. Each of the parties, by its execution of this Amendment, waives any prior notice pursuant to Section 7.05 of the Supplement, Section 9.01 of the Note Purchase Agreement and any and all other notice provisions contained within the documents executed in connection with the issuance of the Series 2002-A Note.

         SECTION 7. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Supplement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

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         (e)      Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

            [The Remainder Of This Page Is Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     MARLIN LEASING CORPORATION, in its
                                     individual capacity and as Servicer

                                     By: _______________________________________
                                         Name: George D. Pelose
                                         Title: Senior Vice President

                                     MARLIN LEASING RECEIVABLES CORP. II, as the
                                     Obligors' Agent

                                     By: _______________________________________
                                         Name: George D. Pelose
                                         Title: Vice President

                                     MARLIN LEASING RECEIVABLES II, LLC, as the
                                     Obligor

                                     By: MARLIN LEASING RECEIVABLES CORP II, as
                                         Managing Member

                                         By:____________________________________
                                            Name: George D. Pelose
                                            Title: Vice President

                                     BANK ONE, NA, as Agent

                                     By: _______________________________________
                                         Name:
                                         Title:
                                         Address: Suite IL1-0079
                                                  1 Bank One Plaza
                                                  Chicago, IL  60670
                                                  Attention: Transaction
                                                             Management
                                                  Telephone: (312) 732-1281
                                                  Fax: (312) 732-3600

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                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Trustee

                                     By: _______________________________________
                                     Name:
                                     Title:

                                     CONSENTED TO AND ACKNOWLEDGED BY:

                                     MBIA INSURANCE CORPORATION

                                     By: ______________________________________
                                     Name:
                                     Title:

                                     CONSENTED TO AND ACKNOWLEDGED BY:

                                     ABN AMRO BANK N.V.

                                     By: ______________________________________
                                         Name:
                                         Title:

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